UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) : August 12, 2003

                          EMISPHERE TECHNOLOGIES, INC.
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                 1-10615                               13-3306985
-------------------------------            ------------------------               ----------------------------
(State or other jurisdiction of            (Commission File Number)               (IRS Employer Identification
    incorporation) Number)


      765 Old Saw Mill River Road,
             Tarrytown, NY                                                                        10591
----------------------------------                                                              ---------
(Address of principal executive                                                                 (Zip Code)
offices)

Registrant's telephone number, including area code: (914) 785-4701

Item 5.    Other Events.

On August 12, 2003, registrant issued a joint press release entitled: "Lilly and Emisphere continue development of oral PTH program, as Emisphere reacquires all rights to oral rhGH", that announced that all rights previously obtained by Eli Lilly and Company (NYSE:LLY) and data generated for the oral recombinant human growth hormone (rhGH) program will be returned to the registrant.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.   99.1   Press Release, dated August 12, 2003




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EMISPHERE TECHNOLOGIES, INC.

Date:    August 14, 2003                      By:    /s/ FREDRICK D. COBB.
                                                      --------------------
                                                     Fredrick D. Cobb.
                                                     Principal Financial Officer